Exhibit 99.1

UWMC Announces Strategic Acquisition of TWO

Transaction will extend UWM’s leading industry positioning by expanding its servicing portfolio and capabilities, creating an even more profitable and resilient business

PONTIAC AND NEW YORK, December 17, 2025 – UWM Holdings Corporation (“UWMC”) (NYSE: UWMC), the publicly traded indirect parent of United Wholesale Mortgage (“UWM”), the #1 overall mortgage lender in America, and Two Harbors Investment Corp. (“TWO”) (NYSE: TWO), an MSR-focused REIT and one of the largest servicers of conventional mortgages in the country through its wholly-owned subsidiary RoundPoint Mortgage Servicing LLC (“RoundPoint”), today announced that they have entered into a definitive merger agreement pursuant to which UWM will acquire TWO in an all-stock transaction for $1.3 billion in equity value, based on a fixed exchange ratio of 2.3328x.

This is a forward-looking strategic move that strengthens UWM’s long-term vision and is expected to unlock substantial opportunities for increased profitability and cash flow, a stronger balance sheet, streamlined operations and elevated client success. The transaction represents a powerful alignment of two highly-complementary organizations — positioning the combined company for accelerated growth and enhanced outcomes for UWM, brokers, consumers and stockholders.

This transaction is expected to provide UWM with (i) expanded servicing expertise and scale as it continues to expeditiously bring servicing in-house, (ii) a high-quality $176 billion UPB MSR portfolio, nearly doubling its existing MSR portfolio to approximately $400 billion, which will create significant recurring revenues, and (iii) the opportunity for approximately $150 million of cost and revenue synergies on an annual basis to help drive meaningful earnings accretion. UWM’s strong pro forma cash flow coupled with a strengthened balance sheet is expected to allow UWM to continue investing in growth while also rewarding stockholders at both companies with continued dividends. The combined company will also be able to leverage TWO’s proven capital markets expertise and UWM’s scale to create further efficiencies around financing, hedging and secondary markets.

“This transaction is a true win for both stockholders and our mortgage broker partners, which is why it makes so much sense,” said Mat Ishbia, Chairman, President and CEO of UWM. “The timing of doubling our servicing book as we bring servicing in-house is the perfect alignment, allowing us to deliver meaningful upside to stockholders and leverage increased cash flow to invest deeper into the broker network.”

The companies’ shared values around culture and complementary strengths make the alignment both natural and strategic. TWO’s specialized expertise in mortgage servicing will enhance UWM’s ability to expedite the growth of its servicing portfolio, deliver long-term value for stockholders and provide more opportunities to UWM’s mortgage broker network through leads, driving more consumers to work with a mortgage broker.

“Scale has become more important than ever in the mortgage industry. We are very excited to partner with the largest mortgage lender in the country, bringing our expertise in MSR investing and servicing through the RoundPoint platform,” said Bill Greenberg, TWO’s President and Chief Executive Officer.

The transaction underscores the shared commitment of both companies to drive innovation, modernize financial services, and empower mortgage brokers and their consumers with smarter, more efficient mortgage solutions.

Anticipated Benefits to UWM and TWO from the Transaction

•	Combined company will service over $400 billion in MSR, ranking number 8 among servicers nationwide.
•	UWM’s industry-leading originations business together with TWO’s servicing expertise positions the combined company as a world class complete mortgage company.
•	Expect further efficiencies around financing, hedging and secondary markets from TWO’s proven capital markets expertise and UWM’s scale.
•	Opportunity for meaningful cost and revenue synergies.
•	The transaction will materially increase UWM’s public float to approximately 513 million shares, or $2.6 billion based on the price of UWMC common stock on December 16, 2025, representing a 93% increase from UWMC’s current float.

Terms of the Transaction

Under the terms of the agreement, TWO stockholders will receive a fixed exchange ratio of 2.3328 shares of UWMC Class A Common Stock for each share of TWO common stock. This represents an $11.94 per share value based on UWMC’s closing price as of December 16, 2025, and a premium of 21% the volume weighted average price (VWAP) of TWO’s common stock for the 30 days ending December 16, 2025. Upon completion of the transaction, UWM shareholders will own approximately 87% of the combined company on a pro forma fully diluted basis, while TWO shareholders will own approximately 13%. The all-stock transaction is intended to be tax-free to TWO’s stockholders. The Board of the combined company is expected to expand to eleven directors through the addition of one additional director designated by TWO.

Approvals

The transaction has been unanimously approved by the Boards of Directors of both UWMC and TWO. The transaction is expected to close in the second quarter of 2026, subject to approval of TWO’s stockholders and the satisfaction of other closing conditions, including customary regulatory approvals.

Advisors

BofA Securities and Greenhill, a Mizuho affiliate, are acting as financial advisors to UWMC. Greenberg Traurig, P.A. is acting as legal counsel to UWMC. Houlihan Lokey is acting as financial advisor and Jones Day is acting as legal counsel to TWO.

Additional Resources

UWMC has posted presentation materials regarding the transaction to its website under the investor relations section.

About UWM Holdings Corporation and United Wholesale Mortgage

Headquartered in Pontiac, Michigan, UWM Holding Corporation (“UWMC”) is the publicly traded indirect parent of United Wholesale Mortgage, LLC (“UWM”). UWM is the nation’s largest home mortgage lender, despite exclusively originating mortgage loans through the wholesale channel. UWM has been the largest wholesale mortgage lender for 10 consecutive years and is also the largest purchase lender in the nation. With a culture of continuous innovation of technology and enhanced client experience, UWM leads the market by building upon its proprietary and exclusively licensed technology platforms, superior service and focused partnership with the independent mortgage broker community. UWM originates primarily conforming and government loans across all 50 states and the District of Columbia. For more information, visit uwm.com or call 800-981-8898. NMLS #3038.

About TWO

Two Harbors Investment Corp., or TWO, a Maryland corporation, is a real estate investment trust that invests in mortgage servicing rights, residential mortgage-backed securities, and other financial assets. TWO is headquartered in St. Louis Park, MN.

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Cautionary Statement Regarding Forward-Looking Information

This press release contains “forward-looking statements,” including: (i) the proposed transaction between UWMC and TWO; (ii) future financial and operating results; (iii) the benefits and synergies of the proposed transaction; (iv) future opportunities for the combined company; (v) the issuance of Class A Common Stock and preferred stock of UWMC contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) entered into by UWMC and TWO on December 17, 2025; (vi) the benefits to TWO’s stockholders, (vii) the expected filing by UWMC with the Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 (the “Registration Statement”), a prospectus of UWMC to be included therein (the “Prospectus”) and a proxy statement of TWO to be included therein (the “Proxy Statement”); (viii) future dividends and the ability to continue rewarding stockholders at both companies with continued dividends; (ix) the ability to accelerate growth and the timing of such growth; (x) the expected timing of the closing of the proposed transaction;(xi) the ability of the parties to complete the proposed transaction considering the various closing conditions and (xii) any other statements about future expectations. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements in this press release, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. The absence of these words does not mean that the statements are not forward-looking. Pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. TWO’s and UWM’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although TWO and UWM believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, the companies can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include, among other things: (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect UWMC’s and TWO’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by TWO’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of UWMC’s or TWO’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others whom UWMC or TWO does business, or on UWMC’s or TWO’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of UWMC’s and TWO’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that UWMC or TWO may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact UWMC’s or TWO’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transaction may not be obtained;(x) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (xi) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of UWMC’s securities to be issued in the proposed transaction; (xiv) the risk that integration of the UWMC and TWO businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the proposed transaction, and the costs associated with such integration; and (xv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of UWMC and TWO.

These risks, as well as other risks related to the proposed transaction, will be more fully described in the Registration Statement that will be filed by UWMC with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed by each company.

Important Information for Investors and Stockholders

In connection with the proposed transaction, UWMC will file with the SEC the Registration Statement on Form S-4, containing the Proxy Statement of TWO Harbors and the Prospectus of UWMC. After the Registration Statement has been declared effective by the SEC, the Proxy Statement and Prospectus will be delivered to stockholders of TWO. UWMC and TWO may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement, the Proxy Statement, the Prospectus, or any other document that UWMC or TWO may file with the SEC. INVESTORS AND SECURITYHOLDERS OF UWMC AND TWO ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT, THE PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UWMC, TWO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders of UWMC and TWO will be able to obtain copies of the Registration Statement, the Proxy Statement and the Prospectus when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about UWMC and TWO, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by UWMC will be available free of charge under the SEC Filings heading of the Investor Relations section of UWMC’s website at https://investors.uwm.com. Copies of the documents filed with the SEC by TWO will be available free of charge under the SEC Filings heading of the Investors section of TWO’s website at https://www.twoinv.com/investors.

Participants in the Solicitation

UWMC and TWO and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from TWO’s stockholders in respect of the proposed transaction under the rules of the SEC. Information regarding UWMC’s directors and executive officers is available in UWMC’s Annual Report on Form 10-K for the year ended December 31, 2024, and UWMC’s proxy statement, dated April 25, 2025, for its 2025 annual meeting of stockholders (the “UWMC 2025 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership” and “Proposal 3 – Advisory Vote on Executive Officer Compensation” in the UWMC 2025 Proxy. Any changes in the holdings of UWMC’s securities by UWMC’s directors or executive officers from the amounts described in the UWMC 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the UWMC 2025 Proxy and are available at the SEC’s website at www.sec.gov. Information regarding TWO’s directors and executive officers is available in TWO’s Annual Report on Form 10-K for the year ended December 31, 2024, and TWO’s proxy statement, dated April 2, 2025, for its 2025 annual meeting of stockholders (the “TWO 2025 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Stock Ownership” and “Proposal 2: Advisory Vote Relating to Executive Compensation” in the TWO 2025 Proxy. Any changes in the holdings of TWO’s securities by TWO’s directors or executive officers from the amounts described in the TWO 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the TWO 2025 Proxy and are available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be included in the Registration Statement containing the Proxy Statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

MEDIA CONTACT

NICOLE ROBERTS, Senior PR Strategist

(248) 833-4287

nroberts1@uwm.com

585 South Blvd E. Pontiac, Michigan 48341

uwm.com

MARGARET KARR, Head of Investor Relations, TWO

(612) 453-4080

Margaret.Karr@twoinv.com